SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           March 10, 1999
                                                --------------------------------

                          METTLER-TOLEDO INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)


             Delaware                 0-22493                13-3668641
(State or other jurisdiction  (Commission File Number)     (IRS Employer
       of Incorporation)                                 Identification No.)


                                 Im Langacher
                               P.O. Box MT-100
                       CH-8606 Greifensee, Switzerland
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 011-41-1-944-2211
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          (Former name or former address, if changed since last report)






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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        ---------------------------------------------

1.       Changes in Registrant's Certifying Accountant

         On March 10, 1999, the Registrant dismissed KPMG Fides Peat as the Registrant's independent auditors. The reports of KPMG Fides Peat on the Registrant's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with its audits for the Registrant's two most recent fiscal years and through March 10, 1999 there were no disagreements with KPMG Fides Peat on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Fides Peat, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant and KPMG Fides Peat.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, the Registrant has provided KPMG Fides Peat with a copy of this Form 8-K and KPMG Fides Peat has provided to the Registrant a response addressed to the Securities and Exchange Commission as to KPMG Fides Peat's agreement with the statements made in this Item 4 with respect to KPMG Fides Peat. KPMG Fides Peat's response letter is filed as an exhibit to this Form 8-K.

         On March 10, 1999, the Registrant engaged PricewaterhouseCoopers ("PWC") as its independent auditors for the fiscal year ending December 31, 1999. During the Registrant's two most recent fiscal years, and through March 10, 1999, the Registrant did not consult with PWC as to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements and the Registrant did not consult with PWC as to any matter that was either the subject of a disagreement or reportable event.

         The decision to dismiss KPMG Fides Peat as the Registrant's independent auditors was approved by the Audit Committee of the Registrant's Board of Directors.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

         (c)      Exhibits

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

         16.1 Letter regarding change of independent auditor for Mettler-Toledo International Inc. from KPMG Fides Peat.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METTLER-TOLEDO INTERNATIONAL INC.
                                    (Registrant)



Date:  March 17, 1999                     By: /S/ WILLIAM P. DONNELLY
                                           -------------------------------------
                                             William P. Donnelly
                                             Vice President and
                                             Chief Financial Officer





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                                INDEX TO EXHIBITS





   Exhibit No.                               Exhibit
   -----------                               -------                         ---

      16.1 Letter regarding change of independent auditors for Mettler-Toledo International Inc.







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